Exhibit 10.25

AMENDMENT TO THE FOLLOW-ON SERIES E PREFERRED

SHARE PURCHASE AGREEMENT

This Amendment to the Follow-On Series E Preferred Share Purchase Agreement, dated as of November 19, 2020 (this “Amendment”), is entered into by and among:

(1)	AiHuiShou International Co. Ltd., a company limited by shares incorporated under Cayman Islands Law on November 22, 2011 (the “Company”),

(2)	AiHuiShou International Company Limited, a company limited by shares incorporated under the Hong Kong Law,

(3)	Shanghai Aihui Trading Co., Ltd. (上海艾慧商贸有限公司), a wholly foreign-owned enterprise organized under the PRC Law,

(4)	Shanghai Yueou Information Technology Co., Ltd. (上海悦欧信息技术有限公司), a limited liability company organized under the PRC Law,

(5)	Shanghai Yueyi Network Information Technology Co., Ltd. (上海悦易网络信息技术有限公司), a limited liability company organized under the PRC Law,

(6)	Shanghai Yueyi Network Information Technology Co., Ltd. (上海悦亿网络信息技术有限公司), a limited liability company organized under the PRC Law,

(7)	Yueyi Commercial Factoring (Shenzhen) Co., Ltd. (乐易商业保理（深圳 ）有限公司), a limited liability company organized under the PRC Law,

(8)	Changzhou Yueyi Network Information Technology Co., Ltd. (常州悦亿网络信息技术有限公司), a limited liability company organized under the PRC Law,

(9)	AHS DEVICE HONG KONG LIMITED, a company limited by shares incorporated under the Hong Kong Law,

(10)	SUN Wenjun (孙文俊), a citizen of the PRC whose PRC identification card number is ***,

(11)	CHEN Xuefeng (陈雪峰), a citizen of the PRC whose PRC identification card number is ***,

(12)	S&WJ Group Limited, a company limited by shares incorporated under the Law of the British Virgin Islands,

(13)	C&XF Group Limited, a company limited by shares incorporated under the Law of the British Virgin Islands,

(14)	JD.com Development Limited, a company duly incorporated and validly existing under the Law of the British Virgin Islands (“Jing Dong”),

(15)	Guotai Junan Finance (Hong Kong) Limited 國泰君安財務（香港）有限公司, a company duly incorporated and validly existing under the Law of Hong Kong (“GTJA”),

(16)

Tianjin Huihe Haihe Intelligent Logistics Industry Fund Partnership (Limited Partnership) (天津汇禾海河智能物流产业基金合伙企业（有限合伙), a partnership duly incorporated and validly existing under the Law of the PRC (“Huihe”),

(17)	Ningbo Qingyu Investment Management Co., Ltd. (宁波清宇投资管理有限公司), a limited liability company duly incorporated and validly existing under the Law of the PRC (“Fresh Capital”),

(18)	Shanghai Zhengmu Investment Center (Limited Partnership) (上海正睦投资中心（有限合伙）), a partnership duly incorporated and validly existing under the Law of the PRC (“Guohe”), and

(19)	Zibo Minsheng Ouming Equity Investment Partnership (Limited Partnership) (淄博民生欧明股权投资合伙企业（有限合伙）), a partnership duly incorporated and validly existing under the Law of the PRC (“Minsheng”).

All parties mentioned above shall hereinafter be referred to collectively as the “Parties” and individually as a “Party”.

WHEREAS, the Parties (other than Minsheng) have entered into a Follow-On Series E Preferred Share Purchase Agreement, dated as of September 4, 2020 (the “Purchase Agreement”), pursuant to which the Company has agreed to sell certain number of Series E Preferred Shares to the Investors (other than Minsheng);

WHEREAS, in addition to the transactions contemplated by the Purchase Agreement, the Company wishes to additionally issue and sell to Minsheng and Minsheng desires to subscribe for and purchase from the Company a certain number of Series E Preferred Shares pursuant to the terms and subject to the conditions of the Purchase Agreement;

WHEREAS, pursuant to Section 10.6 of the Purchase Agreement, any term of the Purchase Agreement may be amended only with the written consent of all the parties thereto (the “Requisite Parties”); and

WHEREAS, the Parties to this Amendment represent the Requisite Parties.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby amend the Purchase Agreement as follows:

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning assigned to them in the Purchase Agreement. The term “this Agreement” as used in the Purchase Agreement shall at all times refer to the Purchase Agreement as modified by this Amendment.

2. Amendment to the Purchase Agreement.

2.1 Joining of the Purchase Agreement by Minsheng. By respectively executing and delivering a signature page to this Amendment, the Parties hereby acknowledge, agree and confirm that Minsheng shall be deemed, as is hereby as, an “RMB Investor” to the Purchase Agreement, and shall have all of the rights, and be bound by all the duties and obligations, of an RMB Investor thereunder as of the date hereof, and each existing party to the Purchase Agreement shall be entitled to enforce the Purchase Agreement against Minsheng, as if Minsheng had executed the Purchase Agreement from the date thereof and as though an original party hereto. For the foregoing purposes, (a) Schedule A and Schedule D of the Purchase Agreement shall be updated as Schedule A and Schedule B attached to this Amendment; and (b) the term “Loan Agreement” shall mean, with respect to Minsheng, the Convertible Loan Agreement (可转债协议) entered into by and among Minsheng, the Company and the Domestic Enterprise on the date hereof.

2

2.2 Sale and Purchase of Additional Series E Preferred Shares. The Company will have authorized the additional issuance, pursuant to the terms and conditions of the Purchase Agreement, of up to 807,494 Series E Preferred Shares (the “Additional Preferred Shares”), and Minsheng hereby agrees to subscribe for and purchase such Additional Preferred Shares on the date of the Closing. With respect to Minsheng’s consummation of its obligations under Section 2 of the Purchase Agreement shall be subject to the fulfillment of the following additional conditions:

(a) as additionally agreed by the Company and Minsheng regarding the conditions provided in Section 7.5 of the Purchase Agreement, the Restated Articles shall be further amended and restated and shall have been duly adopted by the Company after such amendment and restatement by all necessary corporate actions of the Board and its shareholders and submitted for filing with the competent corporate registry of the Cayman Islands as evidenced by an email confirmation from the registered agent of the Company, and the scanned copy of which shall have been delivered to Minsheng;

(b) as additionally agreed by the Company and Minsheng regarding the conditions provided in Section 7.6 of the Purchase Agreement, Minsheng shall have entered into a Joinder Agreement (instead of the Shareholders Agreement itself) with the Company and became a party to the Shareholders Agreement.

3. Continued Validity of Purchase Agreement. Unless otherwise modified or supplemented by the terms of this Amendment, all terms and conditions of the Purchase Agreement shall continue in full force and effect.

4. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective transferees, heirs, successors and assigns of the parties.

5. Governing Law. This Amendment shall be governed by and construed exclusively in accordance with the Law of Hong Kong without regard to its principles of conflicts of laws.

6. Counterparts. This Amendment may be executed and delivered in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered by facsimile, electronic mail (including, without limitation, pdf or similar format methods) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment as of the date and year first above written.

COMPANY:	AIHUISHOU INTERNATIONAL CO. LTD. By: /s/ CHEN Xuefeng Name: CHEN Xuefeng (陈雪峰) Title: Director

HK SUBSIDIARY:	AIHUISHOU INTERNATIONAL COMPANY LIMITED By: /s/ CHEN Xuefeng Name: CHEN Xuefeng (陈雪峰) Title: Director

DOMESTIC ENTERPRISE:

SHANGHAI YUEYI NETWORK INFORMATION TECHNOLOGY CO., LTD. (上海悦易网络信息技术有限公司) (Seal)

/s/ SHANGHAI YUEYI NETWORK INFORMATION TECHNOLOGY CO., LTD.

Seal of SHANGHAI YUEYI NETWORK INFORMATION TECHNOLOGY CO., LTD.

By: /s/ CHEN Xuefeng

Name: CHEN Xuefeng (陈雪峰)

Title: Legal Representative

HK CO:	AHS DEVICE HONG KONG LIMITED By: /s/ CHEN Xuefeng Name: CHEN Xuefeng (陈雪峰) Title: Director

Signature Page to Amendment to the Follow-On Series E Preferred Share Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment as of the date and year first above written.

DOMESTIC SUBSIDIARIES:

SHANGHAI YUEYI NETWORK INFORMATION TECHNOLOGY CO., LTD. (上海悦亿网络信息技术有限公司) (Seal)

/s/ SHANGHAI YUEYI NETWORK INFORMATION TECHNOLOGY CO., LTD.

Seal of SHANGHAI YUEYI NETWORK INFORMATION TECHNOLOGY CO., LTD.

By: /s/ CHEN Yike

Name: CHEN Yike ( 陈逸轲)

Title: Legal Representative

CHANGZHOU YUEI NETWORK INFORMATION TECHNOLOGY CO., LTD. ( 常州悦亿网络信息技术有限公司) (Seal)

/s/ CHANGZHOU YUEI NETWORK INFORMATION TECHNOLOGY CO., LTD.

Seal of CHANGZHOU YUEI NETWORK INFORMATION TECHNOLOGY CO., LTD.

By: /s/ CHEN Yike

Name: CHEN Yike (陈逸轲)

Title: Legal Representative

YUEYI COMMERCIAL FACTORING (SHENZHEN) CO., LTD. ( 乐易商业保理 (深圳) 有限公司) (Seal)

/s/ YUEYI COMMERCIAL FACTORING (SHENZHEN) CO., LTD.

Seal of YUEYI COMMERCIAL FACTORING (SHENZHEN) CO., LTD.

By: /s/ CHEN Yike

Name: CHEN Yike (陈逸轲)

Title: Legal Representative

Signature Page to Amendment to the Follow-On Series E Preferred Share Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment as of the date and year first above written.

WFOE:

SHANGHAI AIHUI TRADING CO., LTD. ( 上海艾慧商贸有限公司) (Seal)

/s/ SHANGHAI AIHUI TRADING CO., LTD.

Seal of SHANGHAI AIHUI TRADING CO., LTD.

By: /s/ CHEN Xuefeng

Name: CHEN Xuefeng (陈雪峰)

Title: Legal Representative

WFOE SUBSIDIARY:

SHANGHAI YUEOU INFORMATION TECHNOLOGY CO., LTD. (上海悦欧信息技术有限公司) (Seal)

/s/ SHANGHAI YUEOU INFORMATION TECHNOLOGY CO., LTD.

Seal of SHANGHAI YUEOU INFORMATION TECHNOLOGY CO., LTD.

By: /s/ CHEN Xuefeng

Name: CHEN Xuefeng (陈雪峰)

Title: Legal Representative

Signature Page to Amendment to the Follow-On Series E Preferred Share Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment as of the date and year first above written.

FOUNDERS /s/ SUN Wenjun SUN Wenjun ( 孙文俊) /s/ CHEN Xuefeng CHEN Xuefeng (陈雪峰)

FOUNDER HOLDING COMPANIES: S&WJ GROUP LIMITED By: /s/ SUN Wenjun Name: SUN Wenjun (孙文俊) Title: Director

C&XF GROUP LIMITED By: /s/ CHEN Xuefeng Name: CHEN Xuefeng (陈雪峰) Title: Director

Signature Page to Amendment to the Follow-On Series E Preferred Share Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment as of the date and year first above written.

INVESTORS: JD.com Development Limited By: /s/ WANG Nani Name: WANG Nani (王娜妮) Title: Director

Signature Page to Amendment to the Follow-On Series E Preferred Share Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment as of the date and year first above written.

INVESTORS: Guotai Junan Finance (Hong Kong) Limited (国泰君安财务 (香港) 有限公司) By: /s/ WANG George Ka Kui Name: WANG George Ka Kui ( 王家驹) Title: Director

Signature Page to Amendment to the Follow-On Series E Preferred Share Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment as of the date and year first above written.

INVESTORS:

Tianjin Huihe Haihe Intelligent Logistics Industry Fund Partnership (Limited Partnership) (天津汇禾海河智能物流产业基金合伙企业（有限合伙） ) (Seal)

/s/ Tianjin Huihe Haihe Intelligent Logistics Industry Fund Partnership (Limited Partnership)

Seal of Tianjin Huihe Haihe Intelligent Logistics Industry Fund Partnership (Limited Partnership)

By: /s/ ZHANG Qi

Name: ZHANG Qi (张奇)

Title: Representative Appointed by Executive Partner

Signature Page to Amendment to the Follow-On Series E Preferred Share Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment as of the date and year first above written.

INVESTORS:

Shanghai Zhengmu Investment Center (Limited Partnership) (上海正睦投资中心（有限合伙)) (Seal)

/s/ Shanghai Zhengmu Investment Center (Limited Partnership)

Seal of Shanghai Zhengmu Investment Center (Limited Partnership)

By: /s/ LI Li

Name: LI Li (李莉)

Title: Representative Appointed by Executive Partner

Signature Page to Amendment to the Follow-On Series E Preferred Share Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment as of the date and year first above written.

INVESTORS:

Ningbo Qingyu Investment Management Co., Ltd. (宁波清宇投资管理有限公司) (Seal)

/s/ Ningbo Qingyu Investment Management Co., Ltd.

Seal of Ningbo Qingyu Investment Management Co., Ltd.

By: /s/ HU Yuchen

Name: HU Yuchen (胡宇晨)

Title: Legal Representative

Signature Page to Amendment to the Follow-On Series E Preferred Share Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Amendment as of the date and year first above written.

INVESTORS:

Zibo Minsheng Ouming Equity Investment Partnership (Limited Partnership) (淄博民生欧明股权投资合伙企业（有限合伙）) (Seal)

/s/ Zibo Minsheng Ouming Equity Investment Partnership (Limited Partnership)

Seal of Zibo Minsheng Ouming Equity Investment Partnership (Limited Partnership)

By: /s/ YANG Ting

Name: YANG Ting (杨婷)

Title: Representative Appointed by Executive Partner

Signature Page to Amendment to the Follow-On Series E Preferred Share Purchase Agreement

Schedule A

Name of Investors	Number and Type of Purchased Shares	Total Purchase Price
Jing Dong	2,802,048	US$50,000,000
GTJA	1,401,024	US$25,000,000
Huihe	282,623	Equivalent US Dollars of RMB35,000,000
Guohe	403,747	Equivalent US Dollars of RMB50,000,000
Fresh Capital	403,747	Equivalent US Dollars of RMB50,000,000
Minsheng	807,494	Equivalent US Dollars of RMB100,000,000

The Purchase Price in US Dollars to be paid by each RMB Investor shall be calculated based on the applicable exchange rate of RMB to US Dollars on the date of foreign exchange purchase by such RMB Investor in accordance with the Loan Agreement which such RMB Investor is a party to.

Signature Page to Amendment to the Follow-On Series E Preferred Share Purchase Agreement

SCHEDULE B

CAPITALIZATION TABLE

AS OF THE EXECUTION DATE OF THE PURCHASE AGREEMENT

Shareholders	# of Shares	%
Ordinary Shares
S&WJ Group Limited	4,832,367	3.4006%
C&XF Group Limited	13,283,317	9.3476%
Morningside China TMT Fund II, L.P.	369,034	0.2597%
International Finance Corporation	297,902	0.2096%
ESOP
ESOP	21,920,964	15.4260%
Series A Preferred Shares
Morningside China TMT Fund II, L.P.	9,497,040	6.6832%
Series B-1 Preferred Shares
Morningside China TMT Fund II, L.P.	1,758,711	1.2376%
Series B-2 Preferred Shares
Morningside China TMT Fund II, L.P.	2,879,784	2.0265%
Series B-3 Preferred Shares
International Finance Corporation	2,948,341	2.0748%
Series C-1 Preferred Shares
Morningside China TMT Top Up Fund, L.P.	1,825,679	1.2847%
International Finance Corporation	921,671	0.6486%
Series C-2 Preferred Shares
Tiantu China Consumer Fund I, L.P.	7,450,811	5.2432%
JD.com Development Limited	7,450,811	5.2432%
EAGLE INTELLIGENCE LIMITED	2,197,879	1.5467%
Series C-3 Preferred Shares
Euro Eco Limited (欧之碧有限公司)	5,253,241	3.6968%
JD.com Development Limited	5,564,491	3.9158%
Qianhai Ark (Cayman) Investment Co. Limited	1,262,446	0.8884%
YYT CAPITAL Inc.	563,845	0.3968%
Tiantu China Consumer Fund II, L.P.	429,089	0.3020%
Generation Mu HK Investment Limited	400,293	0.2817%
Shenzhen Dachen Chuanglian Equity Investment Fund Partnership (Limited Partnership) (深圳市达晨创联股权投资基金合伙企业(有限合伙 )) (warrant)	2,819,225	1.9839%

Shareholders	# of Shares	%
Ningbo Meishan Bonded Port Area Yuanxiao Investment Management Partnership (宁波梅山保税港区元晓投资管理合伙企业（有限合伙）) (warrant)	2,255,380	1.5871%
Beijing Tiantu Xingbei Investment Center (Limited Partnership (北京天图兴北投资中心（有限合伙）) (warrant)	3,383,070	2.3807%
Shanghai Chenxi Venture Investment Center(Limited Partnership) (上海晨熹创业投资中心（有限合伙）) (warrant)	1,884,511	1.3262%
Shanghai Jinglin Jinghui Equity Investment Center (上海景林景惠股权投资中心（有限合伙)) (warrant)	563,845	0.3968%
Series D-1 Preferred Shares
JD.com Development Limited	2,115,755	1.4889%
Series D-2 Preferred Shares
Internet Fund IV Pte. Ltd.	7,952,405	5.5962%
Series E Preferred Shares
Morningside China TMT Fund II, L.P.	840,614	0.5915%
Tiantu China Consumer Fund II, L.P.	280,205	0.1972%
Internet Fund IV Pte. Ltd.	560,410	0.3944%
Fresh Capital Fund I, L.P.	280,205	0.1972%
Generation Mu HK Investment Limited	560,410	0.3944%
JD.com Development Limited	27,500,098	19.3521%
Total	142,103,849	100.0000%

Note: CHEN Xuefeng (陈雪峰), Shanghai Jinglin Jinghui Equity Investment Center (Limited Partnership) (上海景林景惠股权投资中心(有限合伙)) (“Greenwoods”) and the Domestic Enterprise have entered into an Equity Transfer Framework Agreement (《股权转让框架协议 》) on July 21, 2017. As confirmed in the written resolution of the shareholders of the Company on July 5, 2018, CHEN Xuefeng (陈雪峰) intends to procure C&XF Group Limited to, transfer 992,513 Ordinary Shares held by it to Greenwoods in replacement of the equity transfer as provided in Equity Transfer Framework Agreement (《股权转让框架协议 》).

Signature Page to Amendment to the Follow-On Series E Preferred Share Purchase Agreement

CAPITALIZATION TABLE

AFTER THE CLOSING ASSUMING ALL THE AUTHORIZED SERIES E

PREFERRED SHARES HAVING BEEN SUBSCRIBED

Shareholders	# of Shares	%
Ordinary Shares
S&WJ Group Limited	4,832,367	3.2605%
C&XF Group Limited	13,283,317	8.9628%
Morningside China TMT Fund II, L.P.	369,034	0.2490%
International Finance Corporation	297,902	0.2010%
ESOP
ESOP	21,920,964	14.7910%
Series A Preferred Shares
Morningside China TMT Fund II, L.P.	9,497,040	6.4081%
Series B-1 Preferred Shares
Morningside China TMT Fund II, L.P.	1,758,711	1.1867%
Series B-2 Preferred Shares
Morningside China TMT Fund II, L.P.	2,879,784	1.9431%
Series B-3 Preferred Shares
International Finance Corporation	2,948,341	1.9894%
Series C-1 Preferred Shares
Morningside China TMT Top Up Fund, L.P.	1,825,679	1.2319%
International Finance Corporation	921,671	0.6219%
Series C-2 Preferred Shares
Tiantu China Consumer Fund I, L.P.	7,450,811	5.0274%
JD.com Development Limited	7,450,811	5.0274%
EAGLE INTELLIGENCE LIMITED	2,197,879	1.4830%
Series C-3 Preferred Shares
Euro Eco Limited (欧之碧有限公司)	5,253,241	3.5446%
JD.com Development Limited	5,564,491	3.7546%
Qianhai Ark (Cayman) Investment Co. Limited	1,262,446	0.8518%
YYT CAPITAL Inc.	563,845	0.3805%
Tiantu China Consumer Fund II, L.P.	429,089	0.2895%
Generation Mu HK Investment Limited	400,293	0.2701%
Shenzhen Dachen Chuanglian Equity Investment Fund Partnership (Limited Partnership) (深圳市达晨创联股权投资基金合伙企业（有限合伙）) (warrant)	2,819,225	1.9023%
Ningbo Meishan Bonded Port Area Yuanxiao Investment	2,255,380	1.5218%

Signature Page to Amendment to the Follow-On Series E Preferred Share Purchase Agreement

Shareholders	# of Shares	%
Management Partnership (宁波梅山保税港区元晓投资管理合伙企业（有限合伙）) (warrant)
Beijing Tiantu Xingbei Investment Center (Limited Partnership (北京天图兴北投资中心（有限合伙）) (warrant)	3,383,070	2.2827%
Shanghai Chenxi Venture Investment Center (Limited Partnership) (上海晨熹创业投资中心（有限合伙）) (warrant)	1,884,511	1.2716%
Shanghai Jinglin Jinghui Equity Investment Center (上海景林景惠股权投资中心（有限合伙）) (warrant)	563,845	0.3805%
Series D-1 Preferred Shares
JD.com Development Limited	2,115,755	1.4276%
Series D-2 Preferred Shares
Internet Fund IV Pte. Ltd.	7,952,405	5.3658%
Series E Preferred Shares
Morningside China TMT Fund II, L.P.	840,614	0.5672%
Tiantu China Consumer Fund II, L.P.	280,205	0.1891%
Internet Fund IV Pte. Ltd.	560,410	0.3781%
Fresh Capital Fund I, L.P.	280,205	0.1891%
Generation Mu HK Investment Limited	560,410	0.3781%
JD.com Development Limited	30,302,146	20.4462%
Guotai Junan Finance (Hong Kong) Limited 国泰国安月财务 (香港) 有限公司	1,401,024	0.9453%
Shanghai Zhengmu Investment Center (Limited Partnership) (上海正睦投资中心（有限合伙）)	403,747	0.2724%
Ningbo Qingyu Investment Management Co., Ltd. (宁波清宇投资管理有限公司)	403,747	0.2724%
Tianjin Huihe Haihe Intelligent Logistics Industry Fund Partnership (Limited Partnership) (天津汇禾海河智能物流产业基金合伙企业（有限合伙）)	282,623	0.1907%
Zibo Minsheng Ouming Equity Investment Partnership (Limited Partnership) (淄博民生欧明股权投资合伙企业（有限合伙）)	807,494	0.5448%
Total	148,204,532	100.0000%

Note: CHEN Xuefeng (陈雪峰), Shanghai Jinglin Jinghui Equity Investment Center (Limited Partnership) (上海景林景惠股权投资中心(有限合伙)) (“Greenwoods”) and the Domestic Enterprise have entered into an Equity Transfer Framework Agreement (《股权转让框架协议 》) on July 21, 2017. As confirmed in the written resolution of the shareholders of the Company on July 5, 2018, CHEN Xuefeng (陈雪峰) intends to procure C&XF Group Limited to, transfer 992,513 Ordinary Shares held by it to Greenwoods in replacement of the equity transfer as provided in Equity Transfer Framework Agreement (《股权转让框架协议 》).

Signature Page to Amendment to the Follow-On Series E Preferred Share Purchase Agreement